Exhibit 99.1

MIAD SYSTEMS LTD.

43 RIVIERA DRIVE, UNIT 6,

MARKHAM, ON TARIO L3R-5J6

June 29, 2004

Mr. Dean Dumont

NewsWireCentral Inc.

99 Boulder Drive

Milford, NH 03055

Dear Mr. Dumont,

Further to my many telephone conversations and messages as well as my e-mail to you dated June 24, 2004 please be advised that the Asset Purchase Agreement signed on May 21, 2004 and the Stock Purchase Agreement between us signed on May 27, 2004 are hereby formally terminated for breach of payment terms caused by your inability to close.

Yours truly,

Michael A.S. Green

President